Exhibit 24.1

POWER OF ATTORNEY OF SAMUEL J. PALMISANO

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Chairman of the Board, President and Chief Executive Officer of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2004 on Form 10-K, hereby constitutes and appoints, Mark Loughridge, Edward M. Lineen, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell, and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 2005.

/s/ Samuel J. Palmisano Samuel J. Palmisano Chairman of the Board, President and Chief Executive Officer

POWER OF ATTORNEY OF MARK LOUGHRIDGE

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2004 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Edward M. Lineen, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 2005.

/s/ Mark Loughridge Mark Loughridge Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY OF TIMOTHY S. SHAUGHNESSY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2004 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Edward M. Lineen, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 2005.

/s/ Timothy S. Shaughnessy Timothy S. Shaughnessy Vice President and Controller

POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2004 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Edward M. Lineen, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 2005.

/s/ Cathleen Black Director

POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2004 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Edward M. Lineen, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 2005.

/s/ Kenneth I. Chenault Director

POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2004 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Edward M. Lineen, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 2005.

/s/ Juergen Dormann Director

POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2004 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Edward M. Lineen, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 2005.

/s/ Michael L. Eskew Director

POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2004 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Edward M. Lineen, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 2005.

/s/ Nannerl O. Keohane Director

POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2004 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Edward M. Lineen, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 2005.

/s/ Charles F. Knight Director

POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2004 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Edward M. Lineen, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 2005.

/s/ Minoru Makihara Director

POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2004 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Edward M. Lineen, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 2005.

/s/ Lucio A. Noto Director

POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2004 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Edward M. Lineen, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 2005.

/s/ John B. Slaughter Director

POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2004 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Edward M. Lineen, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 2005.

/s/ Joan E. Spero Director

POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2004 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Edward M. Lineen, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 2005.

/s/ Sidney Taurel Director

POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2004 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Edward M. Lineen, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 2005.

/s/ Charles M. Vest Director

POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2004 on Form 10-K, hereby constitutes and appoints Samuel J. Palmisano, Mark Loughridge, Edward M. Lineen, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February 2005.

/s/ Lorenzo H. Zambrano Director